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                                                                   [Logo of DQE]

Presentation to the
Financial Community
December 18, 2001
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Agenda

 .  Introduction

 .  Back to Basics

   - Vision
   - Six Key Principles

 .  Dividends

 .  Management Team

 .  Investment Perspective

Back-To-Basics
Back-To-Basics Strategy
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Disclaimer

The following presentation contains forward-looking statements, the results of which may materially differ from those implied due to known and unknown risks and uncertainties. These statements, and certain of the risks and uncertainties that may affect the results, are discussed below. Projected DQE cash flow, earnings, earnings growth and dividends will depend on the performance of our subsidiaries, on the effectiveness of the divestiture of non-core businesses and Board policy. Demand for electric, water and telecommunications utility services and landfill gas, the availability of appropriate investment opportunities in those industries, changing market conditions and weather conditions, could affect the projected returns on investment and projected earnings levels at DQE and each subsidiary. The financial benefits of Duquesne Light's POLR II agreement (and any potential extension) will depend on the number of customers who choose not to use a generation supplier, and on customer demand for electricity. Customer energy demand, fuel costs and plant operations will affect DQE Energy Services' earnings regarding energy facility operations and investments. The availability of additional equity due to investors' choosing to reinvest their dividends instead of receiving cash will depend on the individual choices of such investors to continue reinvesting. The outcome of any rate increase or consolidation filings by AquaSource will depend on the determinations made by the appropriate public utility commissions, which will also affect performance. The outcome of the shareholder litigation initiated against each of DQE and AquaSource will affect our performance. Stock market volatility and business conditions with respect to energy technology and electronic commerce will affect our ability to monetize our non-core energy technology and electronic commerce portfolio. Demand for services will affect our ability to monetize our non-core propane and non-cluster water investments. Market conditions will affect our ability to monetize our non-core financial investments. The tragic events of September 11, 2001 have created broad uncertainty in the global economy, and we are assessing any potential impact on our businesses, including but not limited to DQE Financial. Overall performance by DQE and its affiliates could be affected by economic, competitive, regulatory, governmental and technological factors affecting operations, markets, products, services and prices, as well as the factors discussed in our SEC filings made to date.

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Morgan K. O'Brien
  President and Chief Executive Officer

 .  What caused the changes?

 .  Where do we go from here?

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Morgan K. O'Brien
  President and Chief Executive Officer

 .  Optimism about future

 .  Understand what happened

 .  Excitement about future prospects

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Morgan K. O'Brien
  President and Chief Executive Officer

 .  Industry changes

 .  Market changes

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Back-To-Basics
  Vision

 .  Disciplined investment and management approach

 .  Achieve sustainable earnings growth

 .  Maintain current dividend level

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Back-To-Basics
  Our Six Key Principles

 .  Clear relationship to core business

 .  Earnings stability a priority

 .  Asset sales- "new equity"

 .  Brand image

 .  Regulatory relationship

 .  Management ethic

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Duquesne Light
  Our Primary Focus

Transitioning to a Wires Company

 .  Achieve best-in-class performance

 .  Seek opportunities through regulatory process

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Duquesne Light
  Our Primary Focus

Transition Complete

 .  Increased net income and cash flow

 .  Improvements in customer service, satisfaction and reliability

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Duquesne Light
  Our Primary Focus

Provider of Last Resort (POLR)

 .  Supports customer choice

 .  Adds net income

 .  1/2 cent margin on POLR sales

 .  Supply over 80% of customers through POLR

 .  16% rate reduction

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Duquesne Light
  Our Primary Focus

A Pittsburgh Partner

 .  As this region grows, we grow

 .  Lower rates, reliable service strong selling point

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Duquesne Light
  Our Primary Focus

A Regional Partner

 .  Customer Choice Leader

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Duquesne Light
  Our Primary Focus

A Pittsbugh Partner

 .  Dependable community companion

 .  120-year history

 .  Renewing our commitment

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Duquesne Light
  Strategy

 .  Continue to create shareholder value by:

   - Sustaining low cost in wires business
   - Achieving high customer satisfaction levels
   - Delivering outstanding reliability
   - Focusing on community relations
   - Working with regulators to achieve excellent utility return

 .  POLR III--beyond 2004

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AquaSource
  Improving Profitablity, Service

 .  Rate case filings

 .  Continued operational improvements

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AquaSource
  Improving Profitablity, Service

 .  Texas Rate Case Settlement

   - Consolidated rates
   - Annual revenues up $5 million

 .  Indiana Rate Case progressing

 .  Other rate consolidations planned

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AquaSource
  Improving Profitablity, Service

Integrating Acquired Systems

 .  Best practices

 .  Teamwork

 .  Low cost, high-performance technology

 .  Outsourcing

 .  Divesting non-cluster assets

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AquaSource
  Strategy

 .  Achieve gross margin benchmarks

 .  Maintain compliance

 .  Improve safety

 .  Divest certain assets

 .  Maximize shareholder value

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Unregulated Businesses
  Platforms for Growth

 .  Seeking leadership positions in market

 .  Expanding existing businesses

 .  Leveraging synergies

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DQE Energy Services
  Platforms for Growth

 .  Premier player in energy facility market

 .  Positioned for expansion

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DQE Financial
  Platforms for Growth

 .  Consistent and predictable earnings

 .  Significant provider of pipeline quality landfill gas

 .  Strategic partnerships

 .  Opportunities to maximize future investments

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DQE Communications
  Platforms for Growth

Pittsburgh Fiber Optic Network

 .  First & largest with direct access

 .  Substantial portion leased

 .  Exploring joint ventures in other cities

 .  Continued customer growth

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Unregulated Businesses
  Leveraging Synergies

 .  Wide-ranging skill set

 .  Joint projects

 .  Project support

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Our Dividend
  A Look Back

 .  Variable earnings pattern due to:

   - Asset dispositions
   - Monetizations of investments

 .  Stranded cost recovery provided stable cash flow

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Recurring Earnings

Earnings per Share                  2002                 2003
                                   -----                -----
Duquesne Light                     $1.15                $1.20
AquaSource                           .15                  .20
Unregulated Companies &
 Capital                             .38                  .40
                                   $1.68                $1.80

Excludes sale of non-core assets, propane earnings and any other one-time charges.

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                                                                   [LOGO OF DQE]

Our Dividend
  Looking Forward

 .  Focused on businesses
   with predictable earnings stream

 .  POLR margin

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Our Dividend
  Looking Forward

Focused on Businesses With
  Predictable Earnings Stream

 .  Wires earnings low-risk, stable

 .  Water utility making progress

 .  Four other stable earnings sources

   - Energy-related leasing
   - Landfill gas sales
   - Fiber network leasing
   - Operating energy facilities

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Our Dividend
  Looking Forward

Other Beneficial Factors

 .  Flexibility from dividend
   reinvestment

 .  $100 million in 2002 from
   stranded cost recovery

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Back-To-Basics
  Vision

Reasoned and prudent approach

 .  Knowledgeable assessment

 .  Unique market position

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Management Team
  Committed to Shareholders

 .  Experienced

 .  Highly energetic

 .  Extremely focused

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Management Team
  Committed to Shareholders

Victor Roque

 .  Duquesne Light President

 .  Over 7 years with DQE team

 .  Led our customer choice team

 .  25 years utility experience

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Management Ream
  Committed to Shareholders

Frank Hoffmann

 .  AquaSource President

 .  10 years with DQE team

 .  Reduced operating expenses 25%

 .  Texas rate case settled

 .  15 years as utility consultant

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Management Team
  Committed to Shareholders

Lex Tsaggaris

 .  President of unregulated
   businesses

 .  6 years with DQE team

 .  30 years energy services
   experience

 .  Adding earnings through sale of
   syn-fuel facilities

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Management Team
  Committed to Shareholders

Frosina Cordisco

 .  VP and Treasurer

 .  Over 10 years with DQE team

 .  Involved in both regulated and
   unregulated activity

 .  Over 25 years financial
   experience

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Management Team
  Committed to Shareholders

Focused on developing sustainable earnings growth

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DQE Employees
  A Committed Workforce

 .  Veteran Workforce

 .  Vital asset as...

   -...implement back-to-basics strategy...
   -...develop new workers

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Board of Directors
  Committed to Shareholders

Faced Many Difficult Issues

 .  Dealt with demise of steel
   industry

 .  60% steel load gone in 4 years

 .  Also in midst of generation
   construction

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Board of Directors
  Committed to Shareholders

Strong Response

 .  New management team

 .  Cut dividend in 1986

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Board of Directors
  Committed to Shareholders

 .  Recover shareholder investment

 .  Rate freeze

 .  Cost containment

 .  6% earnings growth 1987-2000

 .  1 of 2 electrics to grow dividend
   throughout 90s

 .  Only half the story

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Board of Directors
  Committed to shareholders

Customer Choice Legislation

 .  Put shareholder investment at
   risk

 .  60% of investments in generation

 .  $2 billion of shareholder
   investment

 .  Determined to recover
   investments

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Board of Directors
  Committed to Shareholders

Generation Sale

 .  Proceeds pay for 60% of
   stranded costs

 .  One of shortest transitions to
   competition

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Board of Directors
  Committed to Shareholders

 ...successfully managed
   and protected
   shareholder value
   through incredibly
   challenging and difficult
   times...

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                                                                   [LOGO OF DQE]


DQE
  Annual Meeting of Shareholders

 .  120 years of challenge and
   opportunity

 .  Knowledgeable, committed board of
   directors

 .  Highly focused management ream

 .  Committed to community,
   employees, customers,
   shareholders and financial
   community

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Questions and Answers
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Appendix
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CTC Amortization
(in millions)



[Graph Appears Here]



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Net Income from POLR II
(in millions)


CTC Amortization
(in millions)

Year            Amount
----            ------
2000            $264
2001            $274 (projected)
2002            $ 97 (projected)
2003            $ 13 (projected)

Net Income from POLR II
(in millions)

Year            Amount
----            ------
                (projected)
2002            $15
2003            $23


[Graph Appears Here]



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